[NOAH FUND LOGO]


                                 1-800-794-6624
                                 1-800-794-NOAH







                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2002

Dear Fellow Shareholders:

Once again let me personally thank you for your interest and your investment in the NOAH FUND. As many of you know, May 17, 2002 marked our sixth year anniversary. We herewith present the fund's investment results and semi-annual report for the period ending April 30, 2002. Look for several new and exciting changes soon. Do not forget to check our web-site www.noahfund.com for new and upcoming changes.

The NOAH FUND's sub-investment advisor is Geewax Terker and Company of Chadds Ford, Pennsylvania, which manages over $4.05 billion in assets. Geewax Terker & Company believes in the sound principle of investing for the long term through companies that have a large capitalization. The companies selected for the NOAH FUND must be U.S. companies with a capitalization of at least one billion dollars and qualify under the fund's Biblically-based screening criteria, i.e., no alcohol, tobacco, gambling, pornography or abortion.

Chris Ouimet of Geewax Terker & Company says: "The good news is that the economy continues to show signs of strength. After a strong 1st quarter GDP report of +5.6%, most economic indicators continue to point towards a modest recovery in the second half of the year. High consumer confidence, along with a strong housing market has provided stability to the recovery, while the Industrial and Capital Equipment segments are showing signs of strength after prolonged weakness. Industrial production continues to point to a revival within Manufacturing while Inventory/Sales ratios continue to be low. Also, although unemployment levels are still rising, this is misleading. A closer look at the unemployment numbers reveals that job creation is actually occurring due to a large labor force, a positive leading indicator of an expanding economy. Inflation continues to be benign, allowing the Federal Reserve to keep interest rates low. However, look for interest rates to rise later as the economy expands. Currently, your portfolio is positioned in companies that are benefiting from the strength of the consumer. Going forward, look for your portfolio to increase its exposure to cyclical growth companies within the Industrial sector that will participate in the economy's expansion."

Even with the continued uncertainty in the marketplace and the current market values, we remain confident that over time the market as well as the FUND will recover and continue to provide an excellent investment avenue for now and the years to come.

We also believe that the market at its current levels may provide as good a time as any to invest so that you may dollar cost average (reduce your average share price).

Thank you again for your continued commitment and the confidence in the NOAH FUND. We are here to serve you the shareholder, so please feel free to call with any questions you may have at (610) 651-0460 during East Coast business hours.

                                 In Jesus' Name



                                 /s/ William L. Van Alen, Jr.
                                 ---------------------------------------
                                 William L. Van Alen, Jr.
                                 President

THE NOAH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                       ------            -----
COMMON STOCKS--97.43%
ADVERTISING--0.72%
   Omnicom Group, Inc.                                    900      $    78,516
                                                                   -----------

AEROSPACE & DEFENSE--1.98%
   General Dynamics Corp.                                 200           19,418
   L-3 Communications Holdings, Inc.*                     990          126,502
   United Technologies Corp.                            1,000           70,170
                                                                   -----------
                                                                       216,090
                                                                   -----------

APPAREL--0.15%
   Timberland Co.*                                        400           16,320
                                                                   -----------

AUTO PARTS & EQUIPMENT--0.27%
   Aftermarket Technology Corp.*                        1,300           29,835
                                                                   -----------

BANKS--0.95%
   Fifth Third Bancorp                                  1,300           89,167
   Investors Financial Services Corp.                     200           14,728
                                                                   -----------
                                                                       103,895
                                                                   -----------

BUILDING MATERIALS--0.21%
   American Standard Cos., Inc.*                          300           22,410
                                                                   -----------

CHEMICALS--0.11%
   Engelhard Corp.                                        400           12,168
                                                                   -----------

COMMERCIAL SERVICES--5.27%
   Alliance Data Systems Corp.*                         5,300          130,645
   Apollo Group, Inc.*                                  2,025           77,639
   Aramark Corp.*                                       2,300           63,710
   Cendant Corp.                                        3,800           68,362
   Concord EFS, Inc.*                                   2,580           81,590
   Gaiam, Inc.*                                         1,500           23,865
   H&R Block, Inc.                                      2,060           82,647
   McKesson Corp.                                       1,150           46,448
                                                                   -----------
                                                                       574,906
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                       ------            -----
COMPUTER SERVICES & SOFTWARE--9.51%
   Advent Software, Inc.*                                 720      $    35,554
   Autodesk, Inc.                                       1,000           18,390
   Certegy, Inc.*                                         400           15,520
   ChoicePoint, Inc.*                                     300           16,632
   Electronic Arts, Inc.*                                 500           29,525
   First Data Corp.                                     1,700          135,133
   Microsoft Corp.*                                    15,055          786,774
                                                                   -----------
                                                                     1,037,528
                                                                   -----------

COMPUTERS--7.11%
   Cadence Design Systems, Inc.*                        1,800           36,864
   Dell Computer Corp.*                                10,740          282,892
   International Business Machines Corp.                4,540          380,270
   Lexmark International, Inc.*                           700           41,846
   Maxtor Corp.*                                        2,500           17,325
   Storage Technology Corp.*                              800           16,464
                                                                   -----------
                                                                       775,661
                                                                   -----------

COSMETICS & TOILETRIES--1.33%
   Chattem, Inc.                                          900           28,170
   Procter & Gamble Co.                                 1,300          117,338
                                                                   -----------
                                                                       145,508
                                                                   -----------

DISTRIBUTION & WHOLESALE--0.22%
   Tech Data Corp.*                                       500           23,670
                                                                   -----------

ELECTRONICS & ELECTRICAL COMPONENTS--0.52%
   Agilent Technologies, Inc.*                          1,900           57,095
                                                                   -----------

FINANCIAL SERVICES--8.44%
   Blackrock, Inc.*                                       500           23,000
   Capital One Financial Corp.                          1,400           83,846
   Federated Investors, Inc.                              900           28,854
   Freddie Mac                                          6,185          404,190
   MBNA Corp.                                           6,700          237,515
   USA Education, Inc.                                  1,495          143,296
                                                                   -----------
                                                                       920,701
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                       ------            -----
FOOD & BEVERAGE--5.69%
   Kraft Foods, Inc.                                    6,400      $   262,656
   McCormick & Co., Inc.                                2,600           66,664
   PepsiCo, Inc.                                        3,200          166,080
   Safeway, Inc.*                                       3,000          125,850
                                                                   -----------
                                                                       621,250
                                                                   -----------

FOREST PRODUCTS & PAPER--0.21%
   Georgia-Pacific Corp.                                  800           23,184
                                                                   -----------

HEALTHCARE--PRODUCTS--2.54%
   Guidant Corp.*                                       4,000          150,400
   Patterson Dental Co.*                                  560           25,816
   St. Jude Medical, Inc.*                                850           70,728
   Varian Medical Systems, Inc.*                          700           30,345
                                                                   -----------
                                                                       277,289
                                                                   -----------

HEALTHCARE--SERVICES--1.71%
   Community Health Systems, Inc.*                      1,960           56,879
   Health Management Associates, Inc.*                  1,880           40,119
   Laboratory Corp of America Holdings*                   400           39,680
   Lincare Holdings, Inc.*                                400           12,592
   Quest Diagnostics, Inc.*                               400           36,772
                                                                   -----------
                                                                       186,042
                                                                   -----------

HOME BUILDERS--0.67%
   DaVita, Inc.*                                        1,200           31,104
   DR Horton, Inc.                                        750           19,350
   Lennar Corp.                                           400           22,216
                                                                   -----------
                                                                        72,670
                                                                   -----------

INSURANCE--5.49%
   American International Group, Inc.                   2,940          203,213
   Principal Financial Group, Inc.*                     7,300          202,940
   Prudential Financial, Inc.*                          6,000          192,600
                                                                   -----------
                                                                       598,753
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                       ------            -----
INTERNET SERVICES & SOFTWARE--0.61%
   Riverstone Networks, Inc.*                               1      $         3
   Symantec Corp.*                                      1,200           42,492
   Ticketmaster*                                        1,000           23,530
                                                                   -----------
                                                                        66,025
                                                                   -----------

MISCELLANEOUS MANUFACTURING--1.39%
   3M Co.                                                 600           75,480
   Honeywell International, Inc.                        1,200           44,016
   Pentair, Inc.                                          400           19,424
   SPX Corp.*                                             100           13,465
                                                                   -----------
                                                                       152,385
                                                                   -----------

MOTORCYCLE MANUFACTURER--0.51%
   Harley-Davidson, Inc.                                1,050           55,640
                                                                   -----------

OFFICE & BUSINESS EQUIPMENT--0.15%
   Pitney Bowes, Inc.                                     400           16,840
                                                                   -----------

OIL & GAS--0.61%
   BJ Services Co.                                      1,100           40,414
   Tidewater, Inc.                                        600           26,100
                                                                   -----------
                                                                        66,514
                                                                   -----------

PACKAGING & CONTAINERS--0.25%
   Sealed Air Corp.*                                      600           26,802
                                                                   -----------

PHARMACEUTICALS--12.24%
   Abbott Laboratories                                  8,550          461,273
   American Pharmaceutical Partners, Inc.*              1,900           26,923
   AmerisourceBergen Corp.                              1,281           99,278
   Express Scripts, Inc.*                               1,380           87,230
   Forest Laboratories, Inc.*                           2,410          185,907
   King Pharmaceuticals, Inc.*                          1,800           56,412
   Medicis Pharmaceutical Corp.*                          300           16,065
   Merck & Co., Inc.                                    6,000          326,040
   Omnicare, Inc.                                       2,880           77,011
                                                                   -----------
                                                                     1,336,139
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                       ------            -----
RETAIL--17.69%
   Advance Auto Parts, Inc.*                            2,200      $   130,240
   American Eagle Outfitters, Inc.*                       600           15,258
   Autozone, Inc.*                                        220           16,720
   Bed Bath & Beyond, Inc.*                             1,800           66,906
   Best Buy Co., Inc.*                                    900           66,915
   Brinker International, Inc.*                           500           17,220
   Darden Restaurants, Inc.                               600           23,940
   Family Dollar Stores, Inc.                           1,500           51,900
   Home Depot, Inc.                                     8,970          415,939
   Kohls Corp.*                                         1,930          142,241
   Lowe's Cos., Inc.                                    4,400          186,076
   Party City Corp.*                                    1,900           29,336
   Ross Stores, Inc.                                      300           12,183
   Staples, Inc.*                                       2,000           39,940
   Target Corp.                                         5,100          222,615
   TJX Cos., Inc.                                       1,900           82,802
   Wal-Mart Stores, Inc.                                7,340          410,012
                                                                   -----------
                                                                     1,930,243
                                                                   -----------

SEMICONDUCTORS--5.13%
   Intel Corp.                                         18,990          543,304
   Intersil Corp.*                                        600           16,110
                                                                   -----------
                                                                       559,414
                                                                   -----------

TELECOMMUNICATION SERVICES--3.96%
   Cisco Systems, Inc.*                                22,350          327,427
   Scientific-Atlanta, Inc.                             1,400           28,000
   Verizon Communications, Inc.                         1,920           77,011
                                                                   -----------
                                                                       432,438
                                                                   -----------

TEXTILES--0.18%
   Mohawk Industries, Inc.*                               300           19,299
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
                                                       ------            -----
TRANSPORTATION SERVICES--0.95%
   CH Robinson Worldwide, Inc.                            750      $    23,602
   Genesee & Wyoming, Inc.*                             1,200           26,232
   United Parcel Service, Inc.                            900           54,036
                                                                   -----------
                                                                       103,870
                                                                   -----------

TRAVEL SERVICES--0.23%
   Hotels.com*                                            400           25,168
                                                                   -----------

UTILITIES--0.43%
   Black Hills Corp.                                      800           27,888
   PPL Corp.                                              500           19,055
                                                                   -----------
                                                                        46,943
                                                                   -----------
     TOTAL COMMON STOCK (COST $10,589,782)                          10,631,211
                                                                   -----------

SHORT-TERM INVESTMENTS--1.09%
   MONEY MARKET FUND
       Evergreen Institutional Money Market Fund      118,515          118,515
                                                                   -----------
   TOTAL SHORT-TERM INVESTMENTS (COST $118,515)                        118,515
                                                                   -----------
TOTAL VALUE OF INVESTMENTS (COST $10,708,297)--98.52%               10,749,726
                                                                   -----------
LIABILITIES IN EXCESS OF OTHER ASSETS--1.48%                           161,710
                                                                   -----------
TOTAL NET ASSETS--100%                                             $10,911,436
                                                                   ===========
----------
*Non-income producing security.



    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
STATEMENT OF ASSETS & LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost -- $10,708,297)                     $10,749,726
   Interest and dividends receivable                                     4,809
   Receivable for portfolio shares sold                                  1,942
   Receivable for investments sold                                   1,040,190
   Receivable from investment adviser                                    1,644
   Prepaid expenses and other assets                                    10,308
                                                                   -----------
         Total assets                                              $11,808,619
                                                                   -----------

LIABILITIES:
   Payable for investments purchased                               $   871,804
   Payable for portfolio shares repurchased                              7,820
   Distribution and service fees payable                                 3,133
   Management fee payable                                                9,443
   Accrued expenses                                                      4,983
                                                                   -----------
         Total liabilities                                         $   897,183
                                                                   -----------

NET ASSETS:
   Capital stock, $0.001 par value (500,000,000 shares of
      beneficial interest authorized)                              $       828
   Paid-in capital                                                  17,421,125
   Undistributed net investment income                                 (90,026)
   Accumulated net realized loss from investments                   (6,461,920)
   Net unrealized appreciation on investments                           41,429
                                                                   -----------
         Net assets                                                $10,911,436
                                                                   ===========

   Shares outstanding                                                  828,077
                                                                   -----------
   Net asset value per share                                       $     13.18
                                                                   ===========


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest and dividends                                          $    34,967
                                                                   -----------
                                                                        34,967
                                                                   -----------

EXPENSES:
   Management fees                                                      56,784
   Transfer agent fees and expenses                                      4,703
   Accounting fees                                                      15,373
   Distribution and service fees                                        14,196
   Administration fees                                                   8,199
   Legal and auditing fees                                               8,010
   Federal and state registration fees                                  12,450
   Reports and notices to shareholders                                   5,223
   Custodian fees and expenses                                           5,339
   Insurance expenses                                                      644
   Other                                                                 4,215
                                                                   -----------
     Total expenses before waivers and related reimbursements          135,136
     Less: waivers and related reimbursements                          (10,143)
                                                                   -----------
     Total expenses after waivers and related reimbursements           124,993
                                                                   -----------
   Net investment income (loss)                                        (90,026)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain/(loss) from investments                          (216,187)
   Net change in unrealized appreciation/(depreciation) on
      investments                                                      383,167
                                                                   -----------
   Net realized and unrealized gain/(loss) on investments              166,980
                                                                   -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $    76,954
                                                                   ===========


    The accompanying notes are an integral part of the financial statements.


THE NOAH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------

                                                       FOR THE
                                                   SIX MONTHS ENDED       FOR THE
                                                    APRIL 30, 2002       YEAR ENDED
                                                      (UNAUDITED)     OCTOBER 31, 2001
                                                    ---------------   ----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                      $   (90,026)       $  (200,342)
   Net realized gain/(loss) from investments            (216,187)        (5,471,772)
   Net change in unrealized appreciation
      (depreciation) on investments                      383,167         (2,063,772)
                                                     -----------        -----------
   Net increase/(decrease) in net assets resulting
      from operations                                     76,954         (7,735,886)
                                                     -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      --                 --
                                                     -----------        -----------
   Net realized capital gains                                 --                 --
                                                     -----------        -----------

SHARES OF BENEFICIAL INTEREST:
   Net proceeds from the sale of shares                  515,677          3,934,546
   Cost of shares repurchased                           (679,585)        (3,722,591)
   Shares issued in reinvestment of dividends                 --                 --
                                                     -----------        -----------

   Net increase/(decrease) in net assets derived
      from shares of beneficial interest
      transactions                                      (163,908)           211,955
                                                     -----------        -----------
   Total increase/(decrease) in net assets               (86,954)        (7,523,931)

NET ASSETS:
   Beginning of year                                  10,998,390         18,522,321
                                                     -----------        -----------
   End of year                                       $10,911,436        $10,998,390
                                                     ===========        ===========


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.



                                              FOR THE                       YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED  ------------------------------------------------------
                                          APRIL 30, 2002    2001         2000        1999       1998       1997
                                          --------------    ----         ----        ----       ----       ----

NET ASSET VALUE, BEGINNING OF PERIOD          $13.10       $22.49       $23.17      $17.31     $13.23     $10.59
                                              ------       ------       ------      ------     ------     ------

INVESTMENT OPERATIONS:
   Net investment income (loss)(a)             (0.11)       (0.24)       (0.46)      (0.13)     (0.10)     (0.01)
   Net realized and unrealized
      gain/(loss) on investments                0.19        (9.15)        1.37        6.43       4.27       2.69
                                              ------       ------       ------      ------     ------     ------
      Total from Investment Operations          0.08        (9.39)        0.91        6.30       4.17       2.68
                                              ------       ------       ------      ------     ------     ------

DISTRIBUTIONS:
   From net investment income                   0.00         0.00         0.00        0.00       0.00      (0.04)
   From realized capital gains                  0.00         0.00        (1.59)      (0.44)     (0.09)      0.00
                                              ------       ------       ------      ------     ------     ------
   Total distributions                          0.00         0.00        (1.59)      (0.44)     (0.09)     (0.04)
                                              ------       ------       ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD                $13.18       $13.10       $22.49      $23.17     $17.31     $13.23
                                              ======       ======       ======      ======     ======     ======

TOTAL RETURN                                    4.87%      (41.75%)       3.98%      37.06%     31.65%     25.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)      $10,911      $10,998      $18,522      $6,472     $2,590       $961
   Ratio of expenses to average net assets:
      before reimbursement                      2.38%        2.67%(b)     2.20%       2.72%      4.73%     16.08%
      net of reimbursement                      2.20%        2.20%(b)     2.20%       2.15%      1.75%      1.75%
   Ratio of net investment income (loss) to
     average net assets:
      before reimbursement                     (1.77)%      (1.97)%      (1.68)%     (2.13)%    (3.85)%   (14.51)%
      net of reimbursement                     (1.59)%      (1.50)%      (1.68)%     (1.56)%    (0.86)%    (0.18)%
Portfolio Turnover Rate                        68.18%      191.81%       49.76%      81.53%     66.49%     27.07%


(a) Net investment loss per share is calculated using ending balances prior to the consideration of adjustments for permanent book and tax differences.

(b) Ratio excludes certain expenses not subject to the expense limitation pursuant to the voluntary agreement with management. If such expenses had been included, the ratios would have been 2.79% and 2.32%, respectively.


    The accompanying notes are an integral part of the financial statements.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Noah Fund (the "Fund") was organized as a series of The Noah Investment Group, Inc. (the "Company") incorporated under the laws of the state of Maryland on December 16, 1992. The Company is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth.

The Fund became effective with the Securities and Exchange Commission (the "SEC") on May 10, 1996 and commenced operations on May 17, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Equity securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied, and will continue to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and net realized capital gains so as to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to additional capital paid-in.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions utilizing an identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f) Reclassifications--In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of October 31, 2001, the Fund recorded permanent book/tax differences of $200,342 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.


2. ADVISORY FEE AND OTHER RELATED TRANSACTIONS
The Fund has entered into a Management Agreement with Polestar Management Company (the "Manager"). Pursuant to the Management Agreement, the Manager is responsible for the day-to-day business affairs, including the review and supervision of the Fund investment program and for administrative services. For its services to the Fund, the Manager receives an annual fee, payable monthly, calculated at an annual rate of 1.00% of the Fund's average daily net assets. The Manager voluntarily agreed to reimburse its management fee and other expenses to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.20% of the average net assets of the Fund. This voluntary reimbursement may be terminated upon approval of the Board of Directors. For the six month period ended April 30, 2002, Polestar Management Company earned advisory fees of $56,784 and waived $10,143.

The Manager has entered into a Sub-Advisory Agreement with Geewax, Terker & Company (the "Sub-Advisor"). The Sub-Advisor is responsible for the day-to-day recommendations regarding the investment and reinvestment of the Fund's net assets. Under the terms of the Sub-Advisory Agreement, the Manager compensates the Sub-Advisor a fee of $1.00 per annum until the average net assets of the Fund exceed $20 million. Upon reaching that level, the Sub-Advisor will receive a monthly fee at the annual rate of 0.75% of the average daily net assets in excess of $20 million to $50 million; 0.50% of such assets in excess of $50 million to $100 million; and 0.35% of such assets in excess of $100 million.

Effective December 28, 2001 CITCO-Quaker Fund Services, Inc. (the "ADMINISTRATOR") (the "TRANSFER AGENT") replaced American Data Services, Inc. as the Administrator and Transfer Agent for the Fund. The Administrator provides administrative services to and is generally responsible for the overall management and day-to-day operations of each Fund pursuant to an accounting and administrative agreement with the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. As compensation for its services, the Administrator receives a fee at the annual rate of 0.40% of the aggregate of the FUND'S first $100 million of average daily net assets, 0.30% of the next $100 million of average daily net assets, 0.25% of the next $100 million of average daily net assets, 0.20% of the next $200 million and 0.15% of the net assets in excess of $500 million.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

Effective December 28, 2001, Quaker Securities, Inc. (the "DISTRIBUTOR") replaced AmeriMutual Funds Distributor, Inc. as distributor for the Fund.

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and financial reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. For the six-month period ended April 30, 2002, the Fund incurred $14,196 in distribution fees pursuant to the Distribution Plan. Certain directors and officers of the Fund are directors and officers of the Manager.


3. CARRYOVERS
At October 31, 2001, the Fund had net capital loss carryforwards of approximately $6,203,000 of which $766,000 expire in 2008 and $5,437,000 expire in 2009.


4. CAPITAL SHARE TRANsACTIONS
Transactions in shares of the Fund were as follows:

                                         SIX MONTHS ENDED     YEAR ENDED
                                          APRIL 30, 2002   OCTOBER 31, 2001
                                          --------------   ----------------

         Shares sold                           37,486           252,484
         Shares issued to holders in
           reinvestment of dividends               --                --
         Shares redeemed                      (49,038)         (236,524)
                                              -------          --------

         Net increase (decrease)              (11,552)           15,960
                                              =======          ========

5. INVESTMENT TRANSACTIONS
During the six months ended April 30, 2002, purchases and sales of investment securities, excluding short-term investments, were as follows:

         Purchases                         $7,623,161
         Sales                             $7,987,066

At April 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

         Appreciation                       $ 588,046
         Depreciation                        (549,242)
                                            ---------
         Net Depreciation on investments    $  38,804
                                            =========

At April 30, 2002, the cost of investments for federal income tax purposes was $10,710,922.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       Investment and Management Services
                          POLESTAR MANAGEMENT COMPANY
                            GEEWAX TERKER & COMPANY


                                   Custodian
                           FIRST UNION NATIONAL BANK


                         Transfer, Dividend Disbursing
                         And Accounting Services Agent
                        CITCO-QUAKER FUND SERVICES, INC.


                                    Auditors
                               SANVILLE & COMPANY